UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/24/2006

Atlas America, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32169

Delaware	51-0404430
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

311 Rouser Road
Moon Township, PA 15108
(Address of principal executive offices, including zip code)

412-262-2830
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) On August 24, 2006, the Board of Directors (the "Board") of Atlas America, Inc. (the "Company") increased the number of members of the Board from seven to eight. In accordance with the Company's bylaws, the Board has filled the vacancy by appointing Mr. Harmon Spolan to serve as a Class III member of the Board. As a Class III director, Mr. Spolan will stand for re-election to the Board at the Company's 2008 Annual Meeting of Stockholders.

There are no arrangements or understandings under which Mr. Spolan was appointed and there are no transactions of the type required to be reported pursuant to Item 404(a) of Regulation S-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas America, Inc.

Date: August 25, 2006	By:	/s/ Lisa Washington
Lisa Washington
Secretary and Chief Legal Officer